Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Kurt Freudenberg, certify that:

The Form 10-Q of Nu Horizons Electronics Corp. for the period ended August 31, 2007 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Nu Horizons Electronics Corp. for the periods presented.

/s/ Kurt Freudenberg
Kurt Freudenberg Executive Vice President and Chief Financial Officer Date: November 21, 2007

A signed original of this written statement required by section 906 has been provided to Nu Horizons Electronics Corp. and will be retained by Nu Horizons Electronics Corp. and furnished to the Securities and Exchange Commission or its staff upon request.